First
National Corporation

The Bank of Fincastle
Since 1875



First National Corporation Acquisition of The Bank of Fincastle





February 18, 2021

Disclaimer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this communication may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First National Corporation ("FXNC" or "First National") and The Bank of Fincastle ("BFTL") with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the impact on the tangible book value per share, the tangible book value earnback period and other operating and return metrics), and the timing of the closing of the transaction. Words such as "believes," "expects," "anticipates," "approximately," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following:

- the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
- the failure to obtain FXNC shareholder approval, BFTL shareholder approval, or to satisfy any of the other conditions to the transaction on a timely basis or at all;
- the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
- the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FXNC and BFTL do business, or as a result of other unexpected factors or events;
- the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
- the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
- diversion of management's attention from ongoing business operations and opportunities;
- potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
- the outcome of any legal proceedings that may be instituted against FXNC or BFTL;
- the dilution caused by FXNC's issuance of additional shares of its common stock in the transaction;
- the integration of BFTL's business and operations into FXNC, which will include conversion of BFTL's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to BFTL's or FXNC's existing businesses; and
- other factors that may affect future results of FXNC and BFTL.

Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in FXNC's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning FXNC, BFTL or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither FXNC nor BFTL undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Disclaimer

ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT

In connection with the proposed merger, FXNC will file with the SEC a registration statement on Form S-4, which will include a joint proxy statement of FXNC and BFTL and a prospectus of FXNC, as well as other relevant documents regarding the proposed transaction.

SHAREHOLDERS OF FXNC AND BFTL ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FXNC, BFTL AND THE PROPOSED MERGER TRANSACTION.

Shareholders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Scott C. Harvard, First National Corporation, 112 West King Street, Strasburg, Virginia 22657, or by telephone at (540) 465-9121, or from C. Scott Steele, The Bank of Fincastle, 17 South Roanoke Street, Fincastle, Virginia 24090, or by telephone at (540) 473-2761.

FXNC, BFTL and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FXNC and BFTL in connection with the proposed merger. Information about the directors and executive officers of each of FXNC and BFTL will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, the merger agreement, or the transactions contemplated thereby, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Transaction Rationale

Strategically Compelling

- Expands FXNC's presence south on the I-81 corridor into Roanoke MSA
- Culturally aligned business model in profitable mid-sized Virginia markets
- Enhances position to continue organic growth and be opportunistically acquisitive

Stronger Together

- Diversified loan portfolio in attractive mid-sized Virginia markets
- Strong pro forma funding base
- Opportunity to improve operating efficiency and increase non-interest income

Financially Compelling

- EPS accretion of ~10.0%
- Attractively priced at 105% of tangible book value
- Maintenance of robust capital ratios at closing

Mitigated Risks

- Comprehensive due diligence completed
- Integration experience provides path forward in this transaction
- Deepens management team

First National & The Bank of Fincastle: Stronger Together

Enhancing First National's Virginia Presence into Roanoke MSA

Summary Pro Forma Financial Metrics

Assets	$1.2 B
Loans	$868 M
Deposits	$1.0 B
Market Cap	+$100 M
Branches	20

Community and Relationship Focus
to Build on Combined Bank Strengths
and Provide for ***Strong Shareholder Returns***


FXNC (14)
BFTL (6)
Winchester
Front Royal
Staunton
Fredericksburg
Virginia
Richmond
Fincastle
Lynchburg
Roanoke
Farmville
Fincastle
Amsterdam
Roanoke
66
81
95
64
85

Source: S&P Global Market Intelligence

Aligned Mission and Values to Drive Success in the Combined Company

FIRST BANK

Customers value the Bank as an indispensable partner in achieving their financial goals

Employees are diverse, equitably included, and achieve personal and professional success

Shareholders benefit from the rewards of ownership

Communities we serve are enriched by our involvement and investment

THE BANK OF FINCASTLE

Community building a prosperous future together

Integrity providing trusted financial services fairly and responsibly

Excellence enhancing the banking experience by exceeding customer expectations

Loyalty honoring long-standing relationships

Transaction Overview

Per Share Consideration	Stock Consideration at a Fixed Exchange Ratio of 0.1649 Shares Cash Consideration of $3.30 per Share Implied per share Consideration of $3.09 per share[1]
Consideration Mix	80% Stock / 20% Cash
Valuation Multiples	Price / Tangible Book Value: 105% Price / LTM EPS: 23.8x
Pro Forma Ownership	78% FXNC / 22% BFTL
Board Representation	Three Board Seats
Expected Closing	Third Quarter of 2021

1) Based on FXNC stock price of $18.40 as of February 17, 2021 and blended for the consideration mix of 80% stock / 20% cash
Note: Financial data as of December 31, 2020

Key Merger Assumptions

Estimated Net cost Savings	$2.9 million of Identified Cost Savings 50% realization of net cost savings in '21, 100% thereafter
Merger & Integration Costs	$4.2 million pre-tax
Credit Assumptions	Loan credit mark of 2.6% on gross loans
Other Purchase Accounting Marks	Estimated $887 thousand write-down on existing Net DTA
Core Deposit Intangible	0.50% of non-time deposits; amortized on a sum-of-years digits basis over 6 years
Revenue Synergies	Identified but not modeled

Summary Financial Impact

EPS Accretion	~10%
TBV per Share Impact	~ (7%)
TBV Earnback Period	< 5 Years
Pro Forma Capital	Tier 1 Leverage Ratio > 9.0%

Advancing FXNC's Market Share in Virginia

Pro Forma Market Demographics

Projected ('21 – '26) Household Income Growth (%)



10.1%
8.6%
9.8%
9.0%
Pro Forma
National

Current Median Household Income ($000s)



$70,066
$60,564
$68,104
$67,761
Pro Forma
National

Select Employers

Carilion Clinic | HCA Virginia Health System | VT | Advance Auto Parts

Top 15 Virginia Market Share ($B)[1]



#1
#2
#3
#4
#5
#6
#7
#8
#9
#10
#11
#12
#13
#14
$1.1
#15
#16
#17
#18
$0.9
#19
#20

1) Includes banks and thrifts headquartered in Virginia; excludes institutions over $10 billion in assets; Deposit data as of June 30, 2020
Institutions shown pro forma for pending or recently completed acquisitions

Source: FDIC; S&P Global Market Intelligence

Summary of Transaction: Stronger Together

- Combined company provides scale, operating leverage, efficiency
- Diversified loan portfolio in attractive mid-sized Virginia markets
- Combined company delivers best-in-breed deposit franchise
- Expanded opportunities for non-interest income growth
- Positions the combined company for future growth in Virginia
- Significant upside for BFTL and FXNC investors (win-win)
- M&A experience limits integration risk

Appendix

Overview of The Bank of Fincastle (OTCPK: BTFL)

Company Snapshot

Corporate Data	
Headquarters	Fincastle, VA
Date Established	1875
Balance Sheet ($000)	
Assets	$255,942
Net Loans	$199,267
Deposits	$224,263
Tangible Common Equity	$29,997
Asset Quality	
NPAs / Assets	1.36%
Loan Loss Reserves / Gross Loans	1.47%
MRQ Profitability	
ROAA	0.83%
ROAE	7.37%
Efficiency Ratio	73.3%
Capital Ratios	
TCE / TA	11.72%
Leverage Ratio	10.83%
Total RBC Ratio	16.74%

Branch Footprint


BFTL(6)
81
Fincastle
Daleville
Troutville
Virginia
Roanoke
81

Source: S&P Global Market Intelligence

Pro Forma Loan & Deposit Composition

	FXNC	BFTL	PRO FORMA

Loan Composition

FXNC



Consumer 1.0%
Other 0.7%
PPP 10.3%
C&I 7.1%
C&D 4.3%
1-4 Family 37.5%
$630M Total
CRE 34.6%
Multifamily 4.5%

4Q'20 Yield: 4.58%

BFTL



Consumer 0.5%
Other 4.5%
PPP 14.1%
1-4 Family 23.7%
C&I 10.2%
$202M Total
Multifamily 2.2%
C&D 6.1%
CRE 38.7%

4Q'20 Yield: 4.75%

PRO FORMA



Consumer 0.9%
Other 1.6%
PPP 11.2%
1-4 Family 34.1%
C&I 7.9%
C&D 4.7%
$832M Total
Multifamily 3.9%
CRE 35.6%

4Q'20 Yield: 4.62%

Deposit Composition



Jumbo Time 5.2%
Time 6.7%
Non-Interest Bearing 31.2%
$842M Total
Interest Bearing Non-Time 56.9%

4Q'20 Cost: 0.20%



Jumbo Time 12.0%
Non-Interest Bearing 39.5%
Time 11.7%
$224M Total
Interest Bearing Non-Time 36.8%

4Q'20 Cost: 0.39%



Jumbo Time 6.6%
Time 7.8%
Non-Interest Bearing 32.9%
$1.1B Total
Interest Bearing Non-Time 52.7%

4Q'20 Cost: 0.24%

Source: S&P Global Market Intelligence

Credit Quality Highlights

- Current management has led a substantial turnaround from historical credit issues
- Experienced credit review team of internal FXNC bankers including FXNC senior management
- Performed thorough due diligence obtaining significant coverage of loan portfolio
  - Detailed review of 200+ outstanding loans, representing 58% of the total portfolio balances (excluding PPP), including 100% of credits either adversely rated, on nonaccrual status, or past due 30 days or more
- Preliminary credit mark of 2.6% of gross loans that positions company well to withstand potential future economic downturn

Targeted Strategies to Build Shareholder Value

- Attract and retain talented employees
- Deliver exceptional service to small businesses and consumers
- Serve vibrant Virginia markets
- Accelerate growth with acquisitions and team lifts
- Maintain low-cost deposit portfolio
- Grow assets without adding significant overhead

First National Corporation

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirgina.com